Exhibit 10(g)(1)

FIRST AMENDMENT TO THE
HOWMET AEROSPACE HOURLY RETIREMENT SAVINGS PLAN
(as amended and restated effective January 1, 2021)

    Pursuant to Section 20(a) of the Howmet Aerospace Hourly Retirement Savings Plan (“Plan”), which provides that the Plan may be amended by action of the Board or Benefits Management Committee, the Plan is amended effective January 1, 2022, to permit the merger of the Howmet Aerospace Niles Bargaining Retirement Savings Plan, with and into the Plan, effective January 1, 2022 (“Merger Date”) and that the Howmet Aerospace Niles Bargaining Retirement Savings Plan (“Niles Union Plan”) shall no longer exist as a separate plan after 11:59 p.m. on December 31, 2021. Notwithstanding the merger of the Niles Union Plan with and into the Plan, the terms and conditions of the Niles Union Plan, as in effect immediately prior to the Merger Date, as may be modified by any future collective bargaining agreement covering Eligible Employees working in Niles, Ohio and participating in the Plan or eligible to participate in the Plan in accordance with any collective bargaining agreement between RMI Titanium LLC and bargaining unit representatives shall apply including, without limitation, eligibility, vesting, and types of contributions. Except as otherwise defined in this Amendment, all capitalized terms and conditions shall be as defined in the Plan or Niles Union Plan, as applicable.

1.    The following paragraph shall be added to the end of Schedule A, “Mergers, Transfers, and Restatements” to reflect the merger of the Niles Union Plan with and into the Plan, effective January 1, 2022:

Merger of the Howmet Aerospace Niles Bargaining Retirement Savings Plan
Effective on the Merger Date, the Howmet Aerospace Niles Bargaining Retirement Savings Plan (“Niles Union Plan”) shall be merged with and into the Plan; and all Participant accounts, assets and liabilities held in the Niles Union Plan (“Transferred Accounts”) shall be transferred to the Plan, effective as of the Merger Date or as soon as administratively feasible thereafter (“Account Transfer Date”).
On and after the Merger Date, the Plan’s definition of “Eligible Employee” shall also include any Eligible Employees working in Niles, Ohio and participating in the Plan or eligible to participate in the Plan in accordance with any collective bargaining agreement between RMI Titanium LLC and bargaining unit representatives (“Niles Eligible Employees”). By way of clarification:
(a) The chart in Schedule B-1 to the Plan entitled “Howmet Aerospace Hourly Retirement Savings Plan Participating Employers, Participating Employer Contributions (Match), and Employer Retirement Income Contributions (ERIC)” under the Howmet Aerospace Hourly Retirement Savings Plan, as in effect on the Merger Date, shall be amended to add the following at the end thereof:
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LOC	Location Description	EE Type	Loc	Union Code	Union Description	Match	ERIC
900	RMI (or, prior to October 28, 2017, RTI) International Metals, Inc. (Participation ceased October 28, 2017)	H	NIL	9WH	USW 2155 - Niles Production & Maintenance	0.5000#	N/A
900	RMI (or, prior to October 28, 2017, RTI) International Metals, Inc. (Participation ceased October 28, 2017)	H	NIL	9BH	USW 2155-7 - Niles Clerical & Technical	0.5000#	N/A
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905	RMI Titanium Company, LLC	H	NIL	9WH	USW 2155 - Niles Production & Maintenance	.7500# (effective January 1, 2020 for Participants hired after October 15, 2003 only) .500# (effective January 1, 2020 for Participants hired on or before October 15, 2003 only)	N/A
905	RMI Titanium Company, LLC	H	NIL	9BH	USW 2155-7 - Niles Clerical & Technical	.7500# (effective January 1, 2020 for Participants hired after October 15, 2003 only) .500# (effective January 1, 2020 for Participants hired on or before October 15, 2003 only)	N/A

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(b) The chart in Schedule B-5 of the Plan, entitled “Howmet Aerospace Hourly Retirement Savings Plan Discretionary Contributions On and After January 1, 2017” under the Howmet Aerospace Hourly Retirement Savings Plan, as in effect on the Merger Date, shall be replaced as follows:

SCHEDULE B-5 HOWMET AEROSPACE HOURLY RETIREMENT SAVINGS PLAN DISCRETIONARY CONTRIBUTIONS ON AND AFTER JANUARY 1, 2017
Company Code	Company Description	Work Location	Location Code	Union Code	Amount
900	RMI (or, prior to October 28, 2017, RTI) International Metals, Inc. (Participation ceased October 28, 2017)	NIL	Niles, Ohio	9WH	2% of Eligible Compensation for Participants hired after October 15, 2003 only
900	RMI (or, prior to October 28, 2017, RTI) International Metals, Inc. (Participation ceased October 28, 2017)	NIL	Niles, Ohio	9BH	2% of Eligible Compensation for Participants hired after October 15, 2003 only
905	RMI Titanium Company, LLC	NIL	Niles OH	9WH	2% of Eligible Compensation for Participants hired after October 15, 2003 only
905	RMI Titanium Company, LLC	NIL	Niles OH	9BH	2% of Eligible Compensation for Participants hired after October 15, 2003 only

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Each such Niles Eligible Employee shall participate in the Plan under the terms and conditions of the Niles Union Plan, as in effect immediately prior to the Merger Date, as may be modified by any future collective bargaining agreement covering Eligible Employees working in Niles, Ohio and participating in the Plan or eligible to participate in the Plan in accordance with any collective bargaining agreement between RMI Titanium LLC and bargaining unit representatives, including, without limitation, eligibility, vesting, and types of contributions (including Retiree Medical Savings Contributions, if any).
On the Account Transfer Date, the investment funds in which each Transferred Account is invested under the Niles Union Plan, shall be automatically invested in the identical investment funds under the Plan. Any employee’s Pre-Tax or After-Tax Savings election and beneficiary designation on file with the Niles Union Plan will transfer to the Plan without further action on the part of the Participant.
2.    Effective as of the Merger Date, the Niles Union component of the Plan shall be transferred from RMI Titanium Company, LLC into Howmet Aerospace Inc.
3.    In all other respects, the Plan is ratified and confirmed.

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